Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   July, 1999
          GEM Trust 99-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.637761
                                                       -----------------------
       Weighted average maturity                                       350.28
                                                       -----------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
        1.
                                   Principal
              Principal Per     Prepayments Per    Interest Per
     Class     Certificate        Certificate       Certificate   Payout Rate
     -----     -----------        -----------       -----------   -----------
       P      $   1.20752098    $    0.23385043  $   0.00000000   % 0.00000000
       IA1    $  16.33661329    $   15.49847195  $   5.18925853   % 6.62499999
       IA2    $   0.00000000    $    0.00000000  $   5.83333684   % 7.00000421
       IA3    $   0.00000000    $    0.00000000  $   5.52083333   % 6.62500000
       IA4    $   0.00000000    $    0.00000000  $   5.52083206   % 6.62499847
       IA5    $  22.00053238    $   20.87180688  $   5.07429513   % 6.62499982
       IA6    $   0.00000000    $    0.00000000  $   5.52083322   % 6.62499986
       IA7    $   0.00000000    $    0.00000000  $   5.62500306   % 6.75000367
       IA8    $   0.00000000    $    0.00000000  $   4.77500091   % 5.73000109
       IA9    $   0.00000000    $    0.00000000  $   7.69296185   % 9.23155422
       IA10   $   0.00000000    $    0.00000000  $   8.33337179   %10.00004614
       IIA1   $  14.12899757    $   13.36340580  $   5.68694211   % 7.00000003
       IIA2   $  14.12899766    $   13.36340629  $   0.00000000   % 0.00000000
       AR     $   0.00000000    $    0.00000000  $   0.00000000   % 0.00000000
       X      $   0.00000000    $    0.00000000  $   5.21369778   % 6.62499988
       M      $   0.77247822    $    0.77247822  $   5.51242840   % 6.62500007
       B1     $   0.77247830    $    0.77247830  $   5.51242885   % 6.62500061
       B2     $   0.77247894    $    0.77247894  $   5.51242854   % 6.62500024
       B3     $   0.77247663    $    0.77247663  $   5.51242624   % 6.62499747
       B4     $   0.77247445    $    0.77247445  $   5.51243246   % 6.62500491
       B5     $   0.77247847    $    0.77247847  $   5.51242839   % 6.62500002

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       83,015.11
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  374,908,392.12
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,880
                                                              ------------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
P    $             226,026.70  $      225,753.12  $           996.46  23321P3M8
IA1  $         117,241,811.42  $  115,204,094.37  $           923.60  23321P2Z0
IA2  $             950,000.00  $      950,000.00  $         1,000.00  23321P3A4
IA3  $          19,800,000.00  $   19,800,000.00  $         1,000.00  23321P3B2
IA4  $           1,310,000.00  $    1,310,000.00  $         1,000.00  23321P3C0
IA5  $          29,193,731.23  $   28,494,933.15  $           897.12  23321P3D8
IA6  $          11,012,220.00  $   11,012,220.00  $         1,000.00  23321P3E6
IA7  $             817,500.00  $      817,500.00  $         1,000.00  23321P3F3
IA8  $           2,889,545.00  $    2,889,545.00  $         1,000.00  23321P3G1
IA9  $             647,926.00  $      647,926.00  $         1,000.00  23321P3H9
IA10 $             130,029.00  $      130,029.00  $         1,000.00  23321P3J5
IIA1 $         163,066,055.27  $  160,702,787.65  $           960.78  23321P3K2
IIA2 $           9,230,153.65  $    9,096,383.79  $           960.78  23321P3L0
AR   $                   0.00  $            0.00  $             0.00  23321P3P1
X    $          43,717,480.63  $   42,969,856.56  $           928.22  23321P3N6
M    $           8,867,067.08  $    8,860,207.03  $           997.71  23321P3Q9
B1   $           5,123,193.49  $    5,119,229.91  $           997.71  23321P3R7
B2   $           4,335,010.26  $    4,331,656.46  $           997.71  23321P3S5
B3   $           2,167,505.13  $    2,165,828.23  $           997.71  23321P3T3
B4   $           1,182,275.35  $    1,181,360.67  $           997.71  23321P3U0
B5   $           1,970,461.58  $    1,968,937.12  $           997.71  23321P3V8

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             10       Principal Balance     $    1,353,672.64
                               --------                            -------------
       2.   60-89 days
            Number             2        Principal Balance     $      384,623.84
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 IA8             %               5.73000109
                 IA9             %               9.23155422
                 IA10            %              10.00004614

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate:%   0.00000000
                                                                    ------------

G.
                                    Rounding Amount
         Opening     Reimbursement    (Withdrawl)         Closing
Class    Balance         Amount                           Balance
-----    -------         ------     ---------------       -------
IA2    $    999.99  $         0.00  $          0.00    $        999.99